MANAGED PORTFOLIO SERIES

Green Square Equity Income Fund

(the “Fund”)

Supplement dated April 19, 2017 to the

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)
dated November 30, 2016, as amended.

Effective April 13, 2017, all assets in the Fund have liquidated, and the Fund has ceased its operations.

This supplement should be retained with your Prospectus, Summary Prospectus and SAI for future reference.